Exhibit 99.1 Cerecor Corporate Highlights July | 2019

Forward-Looking Statements This presentation may include forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Cerecor’s control), which could cause actual results to differ from the forward-looking statements. Such statements may include, without limitation, statements with respect to Cerecor’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “continue,” “seeks,” “aims,” “predicts,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” or similar expressions (including their use in the negative), or by discussions of future matters such as: our 2019 outlook; the development of product candidates or products; timing and success of trial results and regulatory review (including as it may be impacted by government shut-downs); potential attributes and benefits of product candidates; the expansion of Cerecor’s drug portfolio; and other statements that are not historical. These statements are based upon the current beliefs and expectations of Cerecor’s management but are subject to significant risks and uncertainties, including: reliance on and the need to attract, integrate and retain key personnel; drug development costs, timing and other risks; Cerecor’s cash position and the potential need for it to raise additional capital; risks associated with acquisitions, including the need to quickly and successfully integrate acquired assets and personnel; and those other risks detailed in Cerecor’s filings with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements. Except as required by applicable law, Cerecor expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Cerecor’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based. 2|

Cerecor is an integrated biopharmaceutical company developing innovative therapies at the cutting edge of science. Our pipeline filled with forward-thinking ideas propels us forward. We are driven to change the lives of patients with rare orphan diseases in pediatrics and neurology. Driven by Science | Inspired by Hope

Cerecor Today Focused on Advancing R&D, while Optimizing Commercial Capabilities • Emerging clinical & early-stage pipeline Innovative • Three 505(b)(2) programs with expedited path to NDA Pipeline • Focus on orphan, neurological & pediatric diseases Commercial • Building a commercial capability Footprint • Pediatric franchise generating positive cash flow Transforming • Fully-integrated commercial and R&D organization Cerecor • New management team with proven track record 4|

Overview 1 Management Team 2 Historical Milestones 3 Pediatric Rare Disease & Neurology Pipeline 4 Commercial Pediatric Portfolio 5 Strategic Growth Plans and Outlook 6 Financial Highlights 5|

Management Team Extensive experience in development and commercialization 30+ years industry experience 8+ years industry experience • President and CEO of Chelsea Therapeutics • Chairman, President at Ichorion Therapeutics Dr. Simon • Chief Business and Strategy Officer, Patrick • SVP, Business Development at Vyera Pedder Proprietary Products at Athenex Crutcher Pharmaceuticals Executive • President and CEO of Cellectar Biosciences • BD Analyst at Retrophin Chief Strategy Chairman of • • Vice President of Oncology Pharma Business Officer MSc, CPhil in Statistics, UCLA the Board at Hoffmann-LaRoche • Faculty Department of Pharmacology College of Medicine, University of Saskatchewan 20+ years+ years industry experience 25+ years industry experience • • President and COO of Zylera Pharmaceuticals Vice President of Finance, Sucampo Matthew V. Joseph Pharmaceuticals • Executive Director, Victory Pharma Phillips Miller • Senior Director of Accounting, Qiagen • Director, Eisai Co, Ltd. Chief • Chief Financial Officer, Eppendorf 5Prime Chief • Account Manager, Dura Pharmaceuticals, Inc. Financial • Certified Public Accountant Commercial Officer Officer 20+ years industry experience 25+ years industry experience Dr. Pericles • V.P. Global CMC & Development, Sucampo James A. • Sr. Vice President | Principal The NSCI Group Calias Pharmaceuticals Harrell • General Manager Specialty Pharmaceuticals, • CSO, Pharming Group Covidien Chief EVP • Vice President Marketing Pediatric Infectious • Sr. Director Rare CNS Diseases and Device Marketing, Scientific Lead, Shire plc Disease, MedImmune Officer & Head Investor • Sr. Director Marketing IMIDs, Centocor a J&J • Sr. Director Drug Delivery and Chemistry, Relations of R&D Eyetech Pharmaceuticals Company • Ph.D., Tufts University, Bioorganic Chemistry • Hospital Specialist, ATOD Rhone Poulenc Rorer 6|

Historical Milestones Management Change 2013 2014 2015 2016 2017 2018 2019 CERC-301 Patent Granted CERC-301 Cerecor IPO Acquisition Acquisition to 2035 CERC-406 October 15, 2015 TRx Pharma Avadel (AVDL) (Zylera) Pediatric assets Acquired worldwide CERC-800s rights of two NMDA 3 Orphan Drug receptors from Merck Designations Granted CERC-501 CERC-611 CERC-501 Acquisition CERC-801 Acquired worldwide Acquired worldwide Sold to Janssen Ichorion Fast-Track rights from Eli Lilly rights from Eli Lilly Rare Disease Pipeline Designation Granted CERC-301 CERC-301 Positive Results in Enters Phase 1 nOH study for nOH Dr. Simon CERC-801, 802, Pedder 803 Appointed Rare Pediatric Executive Chairman Disease Designation of the Board Granted 7|

Cerecor Evolution Neurological Disorders Pediatric Franchise Pediatric Rare Diseases Innovative Approaches FDA-Approved 505(b)(2) Assets & to CNS Diseases Products Platform Chemistry • CERC-301 • Poly-Vi-Flor® | Tri-Vi-Flor® • CERC-801 • CERC-406 • Karbinal® ER • CERC-802 • CERC-501 • AcipHex® Sprinkle™ • CERC-803 • CERC-611 • Cefaclor • CERC-913 • Flexichamber™ • Millipred® | Veripred® • Ulesfia® In-Licensed Pipeline Robust Orphan Rare Capability & Cash Flow CNS Assets Disease Pipeline 8|

Emerging Clinical & Early-Stage Pipeline Mechanism of Program Target Indication Development Stage Action D-Galactose CERC-801 PGM1 Deficiency Phase 1 505(b)(2) replacement D-Mannose CERC-802 MPI Deficiency replacement IND-Enabling 505(b)(2) L-Fucose SLC35C1-CDG CERC-803 replacement (CDG-IIc) IND-Enabling 505(b)(2) MetabolicDisorders Nucleoside Pre-Clin CERC-913 DGUOK Deficiency replacement POC GluN2B selective, Neurogenic CERC-301 NMDA Receptor Orthostatic Phase 1 antagonist Hypotension CNS-targeted, COMT CERC-406 Parkinson’s Disease inhibitor (2nd Gen) IND-Enabling TARP-γ8 dependent Partial Onset CERC-611 AMPA Receptor Seizures Phase 1 Ready Neurology Disorders Neurology antagonist Denotes Pediatric Program and Expedited 505(b)(2) Approval Pathway Denotes Pediatric Program Denotes Neurology Program 9|

Market Potential World-Wide Estimated Patient Populations 290M Ultra Rare Larger CNS 185M Indications Pediatric Orphan Diseases OH >65 Develop Internally & Early Clinical (Ph l/2) Commercialize Independently 100M Proof-of-Concept 40M DM OH with Optionality 1.9M 2.9M SCI OH 1.5M 500 500 nOH 250 50 500k IDH CERC-801 CERC-802 CERC-803 CERC-913 CERC-301 CERC-406 CERC-611 PGM1 MPI CDG-IIc DGUOK Orthostatic Parkinson’s Epilepsy Deficiency Deficiency Deficiency Hypotension Disease IDH- Intra-Dialytic Hypotension; nOH- Neurogenic Orthostatic Hypotension; SCI- 10| Spinal Cord Injury; DM- Diabetes Mellitus

R&D Milestones Multiple value generating inflection points over next 12 to 18 months Program Target Indication Upcoming Milestone CERC-801* PGM1 Deficiency FDA Discussion - 2H19 CERC-802* MPI Deficiency IND Acceptance – 2H19 Disorders Metabolic CERC-803* SLC35C1-CDG (CDG-IIc) IND Filing - 2020 MOA Study / Neurogenic Orthostatic CERC-301 Evaluate Additional Hypotension Indication(s) 2H19 CERC-406 Parkinson’s Disease IND Filing - 1H20 Disorders Neurology Neurology CERC-611 Partial Onset Seizures Under Strategic Review *505(b)(2) Pathway 11|

Pediatric Rare Disease Portfolio

Congenital Disorders of Glycosylation (CDGs) Orphan diseases with an estimated prevalence of 1 in 100,000 • Genetic diseases that result in impaired glycoprotein production and function • Glycoproteins are critical for cell structure and function, particularly for circulating proteins and enzymes such as hormones and coagulation factors • Improper sugar architecture diminishes and/or disrupts protein function • Patients typically have multi-organ dysfunction, some with nervous system involvement, including: structural abnormalities, myopathies, coagulopathies, hypoglycemic episodes, epileptic seizures and developmental delay • High morbidity and mortality diseases with approximately 25% childhood mortality 13|

CERC-800s Substrate replacement therapies for CDGs Monogenic disorders resulting in glycosylation defects with broad clinical spectrum, including life-threatening complications Multi-system disease manifestation in PGM1 Deficiency CERC-801 D-Galactose leads to significant improvement in key clinical symptoms Life-threatening gastrointestinal disorder in MPI Deficiency CERC-802 D-Mannose rapidly resolves hematological & intestinal abnormalities Immunodeficiency with CNS impairment in CDG-IIc CERC-803 L-Fucose normalizes cell counts & reduces infection risk Ultra-orphan IEMs with serious and life-threatening medical needs • <500 patients WW per indication • High pediatric morbidity & mortality • No approved treatments 14|

CERC-800s Substrate replacement therapies for CDGs Oral, small molecule, naturally occurring monosaccharides used as standards-of-care for CDGs • Safe • Efficacious • Rapid Onset of Action D-Galactose D-Mannose L-Fucose Eligibility CERC-801 CERC-802 CERC-803 505(b)(2) NDA Pathway ✓ ✓ ✓ NCE 5-yrs Exclusivity ✓ ✓ ✓ ODD 7-yrs Exclusivity ✓ ✓ ✓ Priority Review Voucher ✓ ✓ ✓ EMA ODD 10-yrs Exclusivity ✓ ✓ ✓ 15|

The Value of a Pediatric Review Voucher PRV Sales to Date with Purchase Amount 400 The Mean purchase price over the past 5 years has been $140M $350 350 The Median purchase price over the past 5 years has been $125M 300 $245 250 $200 200 150 $125 $125 $130 $125 $130 $110 $105 100 $80 $81 $80 $68 50 0 2014 2014 2015 2015 2015 2016 2016 2017 2017 2017 2017 2018 2018 2019 16| Reference: https://priorityreviewvoucher.org/ downloaded April 24, 2019

CERC-800s Substrate replacement therapies for CDGs Retrospective chart reviews & registry data have been successfully used to minimize or obviate prospective clinical studies Developer Therapeutic (Indication) Pivotal Study Strategy Retrospective case series summary (13/23 Carbaglu patients with complete data) & 3 patients (NAGS Deficiency) treated prospectively (2010) Case report form from retrospective chart Cholbam review of patients in open-label, single-arm (Bile Acid Disorders) Expanded Access Protocol (2015) Retrospective case reports from a multicenter ProVay Blue chart review in addition to cases found in (Acquired Methemoglobinemia) published literature (2016) Expanded label (from 10 mutations to 33) based Kalydeco on registry data & mechanistic information (Cystic Fibrosis) from lab studies (2017) Reference to survival data from an international Lumizyme registry of infantile-onset disease (Pompe Disease) demonstrating mortality benefit (2010) CDG Connect Patient Insights Network (PIN) https://connect.invitae.com/org/cdg 17|

CERC-913 ProTide Nucleotide for Deoxyguanosine Kinase (DGUOK) Deficiency Overcome key limitations of direct substrate replacement: Stability, Permeability & Kinase Bypass Phenotypic Rescue CERC-913 Attributes • Proof-of-concept in patient-derived & animal-based disease models • ProTide similar to advanced clinical candidates & approved drugs • Metabolite ID & PK profile in dog support translational PKPD • Potential for PRV eligibility 18|

Neurology Disorders

CERC-301 NR2B selective NMDA receptor antagonist for nOH Autonomic nervous system fails to regulate vasoconstriction due to underlying neurological disease • Rapid and significant (20mm Hg) drop in blood pressure caused by postural change • Increased risk of falls or injury, leading to decreased quality of life 1 in 5 • Estimated approximately 300,000 patients Parkinson’s Patients in the U.S. and 1,500,000 world-wide Experience nOH • Single FDA-Approved therapy, Northera® (droxidopa) – Effectiveness beyond 2 weeks of treatment has not been established – Significant proportion of non-responders (>1/3 in pivotal study) – 2018 revs ~$210mm1 20| 1. Lundbeck 2018 Annual Report

CERC-301 NR2B selective NMDA receptor antagonist for nOH Opportunity to rapidly demonstrate proof-of-concept in patients Phase 1 SAD in PD patients with nOH Visit 1 Visit 2 Visit 3 Visit 4 Visit 5a Arm 1 Enrollment • 12 active centers in US pbo 8 mg 12 mg 16 mg 20 mg (n = 5) • N = 20 (8, 12, 16 & 20 mg) Arm 2 • Double-blind, randomized, 8 mg pbo 12 mg 16 mg 20 mg Design (n = 5) pbo-controlled • Interim Analysis at 10 patients Arm 3 8 mg 12 mg pbo 16 mg 20 mg (n = 5) • Safety, Tolerability & PK Endpoints • BP measurement Arm 4 8 mg 12 mg 16 mg pbo 20 mg • Symptomatic assessment (n = 5) • 5 visits (7 to 10 days apart), 4 single escalating doses of CERC-301 or placebo • Assess safety, tolerability & PK • Measure BP effects during orthostatic challenge(s) • Symptomatic assessment (OHSA Item #1) at each visit 21| a Randomized 4:1

CERC-301 NR2B selective NMDA receptor antagonist for nOH Positive Phase l results depict a rapid, robust and sustain increase in Systolic Blood Pressure in Parkinson’s Patients with nOH • Top-line results demonstrate rapid, sustained and clinically Orthostatic Standing Test – 20 mg vs PBO; Pre-dose vs. 6 Hour Post-Dose meaningful increases in systolic blood pressure (SBP) from baseline to 6 hours 155 • 20mg dose demonstrated a 15.2 mmHg increase in SBP at 135 1-hour Group Size: Placebo n=12 • 20mg dose reached 29.1 20 mg n=8 115 mmHg from baseline to 4 hours • The early and sustained effect 95 SBP SBP SBP SBP SBP SBP SBP SBP may differentiate CERC-301 Seated -10 mins -5 mins Imed Prior +1 min +3 min +5 mins Seated from existing nOH / OH treatments Placebo - PD 20 mg - PD Placebo - 6hr 20 mg - 6 Hr • All doses tested were safe and well tolerated with no serious adverse events reported 22|

CERC-406 COMT inhibitor for Parkinson’s Disease Next generation, CNS-penetrant COMT inhibitor to enhance efficacy and minimize toxicity seen with 1st generation therapies • As PD progresses the therapeutic window of L-Dopa becomes smaller, increasing the on/off periods Extended ‘on’ Time A Typical Day (‘on’ time) (‘on’ Controlled Symptoms Adequately Medication Starts to Work Time PD PD PD Medication Medication Medication (‘off’ time) (‘off’ Controlled Adequately levodopa/dopa-decarboxylase inhibition plus COMT inhibition Symptoms NotSymptoms levodopa/dopa-decarboxylase inhibition COMT inhibitors are taken with levodopa to reduce off-time and increase on-time without dyskinesia 23| Figure Source: European Parkinson’s Disease Association (EPDA)

CERC-406 COMT inhibitor for Parkinson’s Disease COMT inhibition provides an in vivo biomarker for target engagement by measuring DOPAC and HVA • COMT regulates dopamine (levodopa) breakdown via the conversion of dihydroxyphenyl-acetic acid (DOPAC) to homovanillic acid (HVA) 1st Gen COMT Drawbacks / CSF Biomarkers: Inhibitors Marketing Status Single, 100 mg/kg CERC-406 dose in rats black box warning Tolcapone generic peripherally-restricted Entacapone generic peripherally-restricted Opicapone NDA 1H19* 24| *Projected

CERC-611 TARP-ɣ8 dependent AMPA receptor antagonist for partial onset seizures Phase 1-ready candidate with therapeutic potential for partial onset seizures in patients with epilepsy Significant Unmet Need Unique Mechanism of Action • Epilepsy affects over 65 million • AMPA receptors mediate fast patients worldwide synaptic neurotransmission within the CNS and are a proven target for • 30%-40% of patients refractory; anti-seizure efficacy high degree of poly-pharmacy common • CERC-611 is the first known AMPA receptor antagonist that selectively • All anti-seizure drugs have side targets the hippocampus effects (e.g. motoric) limiting use and the timely achievement of • CERC-611 shows lack of motoric therapeutic dose levels impairment at efficacious exposures in animal models of epilepsy Under Strategic Review 25|

Commercial Pediatric Portfolio

Building Commercial Capabilities in Pediatrics Eight commercial products promoted across 42 U.S. Territories Fully-integrated commercial team with revenues reinvested into operations and R&D Capability-Building: Sales, Operations, Regulatory, Marketing and Training 27|

Why Pediatrics? Pediatrics Represents a Focused, Defined and Specific Patient Population Treated by One Specialty Segment Our Existing Pediatric Product Portfolio May be Used in Up To 75% of the Top 25 Pediatric Diagnosis Codes Top 25 Pediatric Codes 2013 AAP Pediatric Coding Newsletter1 1. Routine Child Health Examination 9. Dermatitis 17. Influenza with Respiratory Manif. 2. Acute Upper Respiratory Infection 10. Attention-Deficit/ 18. Gastroenteritis / Colitis Hyperactivity Disorder 3. Otitis Media 19. Fever 11. Cough 4. Acute Pharyngitis 20. Constipation 12. Viral Infection 5. Asthma 21. Vaccination 13. Streptococcal Sore Throat 6. Follow-up Exam 22. Abdominal Pain 14. Bronchitis 7. Allergic Rhinitis 23. Viral Diseases 15. Conjunctivitis 8. Sinusitis 24. Pneumonia 16. Esophageal Reflux ICD-10-CM codes are displayed as 24 code categories that include the 25 diagnoses from the International Classification of Diseases, Ninth Revision, Clinical Modification (ICD-9-CM) list (2 otitis media codes were included in ICD-9-CM). 28| 1. AAP pediatric coding newsletter coding.aap.org August 2013

Financials Net Product Sales Last 4 QTR Trend ($ Millions) FY19 Net Sales Guidance = $20 to $22 Million Cash Trend Analysis ($ Millions) 29|

2019 Growth Plans 1 2 3 Accelerate Business Advance Build Commercial Development Pipeline Excellence Activity CERC-801 Grow Market Share Acquire/in-license commercial-ready or CERC-802 Expand Commercial marketed asset(s) Footprint CERC-803 Acquire/in-license CERC-301 complimentary pipeline assets CERC-406 Out-license / Partner CERC-913 indications and or geographies CERC-611 30|

Driven by Science NASDAQ:CERC www.cerecor.com Inspired by Hope